EXHIBIT 10.27

                                SECOND AMENDMENT

         THIS SECOND AMENDMENT (this "Amendment"), dated as of December 7, 1998 is by and among RESORTQUEST INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), those Subsidiaries of the Borrower as may from time to time become a party thereto (collectively the "Guarantors"), THE PERSONS IDENTIFIED AS "EXISTING LENDERS" ON THE SIGNATURE PAGES HERETO (the "Existing Lenders"), THE PERSONS IDENTIFIED AS "NEW LENDERS" ON THE SIGNATURE PAGES HERETO (the "New Lenders" and, together with the Existing Lender, the "Lenders"), SOCIETE GENERALE, as Co-Agent and NATIONSBANK, N.A., a national banking association as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of May 26, 1998 (as amended by a letter agreement (the "First Amendment") dated as of September 30, 1998, the "Existing Credit Agreement"), among the Borrower, the Guarantors, the Existing Lenders and the Agent, the Existing Lenders have extended commitments to make certain credit facilities available to the Borrower; and

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

              SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended by the Second Amendment.

                  "Amendment Effective Date" is defined in Subpart 3.1.

              SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

              SUBPART 2.1. Amendment to First WHEREAS Paragraph. The first WHEREAS paragraph on page 1 is amended by deleting the reference to "$30,000,000" contained therein with a reference to "$55,000,000".

              SUBPART 2.2. Amendment to Section 1. The definition of "Lender" contained in Section 1.1 is amended in its entirety so that such definition now reads as follows:

                  "Lender" means any of the Persons  identified as a "Lender" on the signature pages hereto or any of the Persons identified as a "New Lender" on the signature pages of the Second Amendment, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

              SUBPART 2.3.  Additional  Amendment  to Section  1.1.  Subsections
         (iv),  (v) and (vi) of the  definition  of "Permitted  Acquisition"  in
         Section 1.1 are amended in their entirety so that such subsections now read as follows:

                  (iv) the  Borrower  shall  have  delivered  to the Agent a Pro
              Forma Compliance Certificate demonstrating that, upon giving effect to the Acquisition on a Pro Forma Basis, the Credit Parties will be in compliance with all of the covenants set forth in
              Section 7.11, and the Borrower shall have delivered to the Lender a certificate that, upon giving effect to the Acquisition, the Borrower shall have liquidity (i.e. unused availability of Loans plus cash and Cash Equivalents) of at least $5,000,000, (v) the aggregate consideration (including cash and non-cash consideration) and any assumption of liabilities for (A) all such Acquisitions occurring during any calendar year shall not exceed $75,000,000 (computed on a non-cumulative basis except that unused amounts during any such calendar year up to $25,000,000 may be carried forward to the next calendar year), and (B) any single Acquisition occurring after the Closing Date shall not exceed 20% of Consolidated Net Worth and (vi) the aggregate cash consideration for (A) all such Acquisitions occurring during any calendar year shall not exceed $40,000,000 (computed on a non-cumulative basis except that unused amounts during any such calendar year up to $10,000,000 may be carried forward to the next calendar year) and (B) for any single Acquisition occurring after the Closing Date shall not exceed 10% of Consolidated Net Worth.

              SUBPART 2.4. Additional Amendment to Section 1.1. Section 1.1 is amended by adding the following definition of "Second Amendment" in the appropriate alphabetical order:

                  "Second Amendment" means that certain Second Amendment,  dated as of December 7, 1998, amending the Existing Credit Agreement.

              SUBPART 2.5. Additional Amendment to Section 1.1. The definition of "Revolving Committed Amount" is amended in its entirety so that such definition now reads as follows:

                  "Revolving  Committed Amount" means FIFTY-FIVE MILLION DOLLARS
              ($55,000,000) or such lesser amount as the Revolving Committed Amount may be reduced pursuant to Section 3.4.

              SUBPART 2.6. Additional Amendment to Section 1.1. The definition of "Swingline Loan" is amended in its entirety so that such definition now reads as follows:

                  "Swingline  Loan" shall have the meaning assigned to such term in Section 2.3(a).

              SUBPART 2.7. Amendment to Section 7.11(c). Section 7.11(c) is amended in its entirety so that such Section now reads as follows:

                  (c) Consolidated Net Worth. At all times the Consolidated Net Worth of the Consolidated Parties shall be greater than or equal to the sum of $90,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties, commencing with the fiscal quarter ending December 31, 1998 by an amount equal to 75% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus 100% of the Net Cash Proceeds from any Equity Issuance occurring after the Closing Date.

              SUBPART 2.8.  Amendment to Section 8.1.  Section 8.1 is amended by
         adding  the  following   subsection  (f)  and  making  the  appropriate
         grammatical changes:

                  (f) any Indebtedness  (the  "Replacement  Indebtedness")  that refinances or replaces the Indebtedness of Abbott Realty Services, Inc. set forth on Schedule 8.1 (the "Abbott Indebtedness") and any Guaranty Obligations of the Borrower in connection with the Replacement Indebtedness; provided, however, (i) the Replacement Indebtedness must be on terms no less favorable to Abbott Realty Services, Inc. as the terms of the Abbott Indebtedness, (ii) the principal amount of the Replacement Indebtedness shall not exceed the aggregate principal amount of the Abbott Indebtedness and
              (iii) the collateral  securing the Replacement

              Indebtedness shall be the same collateral (unless any such collateral is released) that secures the Abbott Indebtedness.

              SUBPART 2.9. Amendment to Section 10.7. Section 10.7 is amended by adding the following paragraph at the end of such Section:

                  Societe Generale,  in its capacity as Co-Agent,  shall have no duties or obligations whatsoever under this Credit Agreement or any of the other Credit Documents.

              SUBPART 2.10.  Amendment to Section 11.3(b). The last paragraph of
         Section 11.3(b) is amended in its entirety so that such paragraph now reads as follows:

              Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights (except for any indemnification rights which by the terms hereof expressly survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder) and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this Section 11.3(b), the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Revolving Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.11.

              SUBPART 2.11. Amendment to Section 11.6(d). Section 11.6(d) is amended in its entirety so that such Section now reads as follows:

                  (d) without the consent of the Swingline  Lender, no provision of Section 2.3 may be amended; and

              SUBPART 2.12. Additional Amendment to Section 11.6. Section 11.6 is amended by adding the following paragraph at the end of such
         Section:

                  Notwithstanding the foregoing provisions of this Section 11.6, this Credit Agreement and the Credit Documents may be amended to increase the Revolving Committed Amount from $55,000,000 to $100,000,000 with the consent of the Agent, the Borrower and the Lender or Lenders (including any new Lenders) providing such increased amount; provided, however, under no circumstances shall the Commitment of any Lender be increased without the consent of such Lender.

              SUBPART 2.13. Amendment to Schedule 2.1(a). Schedule 2.1(a) of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2.1(a) attached hereto is substituted therefor. Upon the Amendment Effective Date, the Persons identified as "New Lenders" on the signature pages to the Second Amendment shall become parties to the Amended Credit Agreement and shall have the rights and obligations of the Lenders thereunder and under the other Credit Documents.

              SUBPART 2.14. Amendments to Schedules 6.12, 6.16, 6.19(a), 7.6 and
         8.1. Schedule 6.12, Schedule 6.16,  Schedule 6.19(a),  Schedule 7.6 and
         Schedule 8.1 of the Existing Credit Agreement are hereby deleted in their entirety and new schedules in the form of Schedule 6.12, Schedule 6.16, Schedule 6.19(a), Schedule 7.6 and Schedule 8.1 attached hereto are substituted therefor.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

              SUBPART 3.1. Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Second Amendment."

              SUBPART 3.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent, the Co-Agent and the Lenders.

              SUBPART 3.3. Execution and Delivery of New Notes. Each Lender shall have received a new Note or Notes, as the case may be, each in the principal amount of its respective Commitments and duly executed on behalf of the Borrower.

              SUBPART 3.4. Authority. The Agent shall have received copies of resolutions of the Board of Directors of the Borrower approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of the Borrower to be true and correct and in force and effect as of the date hereof.

                                     PART IV
                                  MISCELLANEOUS

              SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

              SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

              SUBPART 4.3. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

              SUBPART 4.4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date (assuming satisfaction or waiver, if applicable, of all requirements in such conditions that an item be in form and/or substance reasonably satisfactory to the Agent or any Lenders or that any event or action have been completed or performed to the reasonable satisfaction of the Agent or any Lenders), (b) the representations and warranties contained in Section 6 of the Existing Credit Agreement (as amended by the First Amendment and by this Amendment) are correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date) as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

              SUBPART 4.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

              SUBPART 4.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

              SUBPART 4.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         [The remainder of this page has been left blank intentionally]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           RESORTQUEST INTERNATIONAL, INC.
                                    a Delaware corporation

                                    By: /s/ John K. Lines
                                       -----------------------------------------
                                    Name:  John K. Lines
                                         ---------------------------------------
                                    Title: Sr. VP & Secretary & General Counsel
                                          --------------------------------------


GUARANTORS:                         FIRST RESORT SOFTWARE, INC.,
                                    a Colorado corporation

                                    By: /s/ John K. Lines
                                       -----------------------------------------
                                    Name:  John K. Lines
                                         ---------------------------------------
                                    Title: Sr. VP & Secretary
                                          --------------------------------------

                                    B&B ON THE BEACH, INC.,
                                    a North Carolina corporation

                                    By: /s/ John K. Lines
                                       -----------------------------------------
                                    Name:  John K. Lines
                                         ---------------------------------------
                                    Title: Sr. VP & Secretary
                                          --------------------------------------

                                    BRINDLEY & BRINDLEY REALTY &
                                    DEVELOPMENT, INC., a North Carolina
                                    corporation

                                    By: /s/ John K. Lines
                                       -----------------------------------------
                                    Name:  John K. Lines
                                         ---------------------------------------
                                    Title: Sr. VP & Secretary
                                          --------------------------------------

                                    COASTAL RESORTS REALTY L.L.C.,
                                    a Delaware limited liability company

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    COASTAL RESORTS MANAGEMENT, INC.,
                                    a Delaware corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    COLLECTION OF FINE PROPERTIES, INC.,
                                    a Colorado corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    TEN MILE HOLDINGS, LTD.,
                                    a Colorado corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    HOTEL CORPORATION OF THE PACIFIC, INC.,
                                    a Hawaii corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------

                                    HOUSTON AND O'LEARY COMPANY,
                                    a Colorado corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    MAUI CONDOMINIUM & HOME REALTY, INC.,
                                    a Hawaii corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    THE MAURY PEOPLE, INC.,
                                    a Massachusetts corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    HOWEY ACQUISITION, INC.,
                                    a Florida corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    REALTY CONSULTANTS, INC.,
                                    a Florida corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------

                                    RESORT PROPERTY MANAGEMENT, INC.,
                                    a Utah corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    TELLURIDE RESORT ACCOMMODATIONS, INC.,
                                    a Colorado corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    TRUPP-HODNETT ENTERPRISES, INC.,
                                    a Georgia corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    THE MANAGEMENT COMPANY,
                                    a Georgia corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    WHISTLER CHALETS LIMITED,
                                    a British Columbia corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------

                                    ABBOTT & ANDREWS REALTY, INC.,
                                    a Florida corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    ABBOTT REALTY SERVICES, INC.,
                                    a Florida corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    ABBOTT RESORTS, INC.,
                                    a Florida corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    PLANTATION RESORT MANAGEMENT, INC.,
                                    a Florida corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------


                                    TOPS'L SALES GROUP, INC.,
                                    a Florida corporation

                                    By: /s/ John K. Lines
                                       --------------------------------
                                    Name:  John K. Lines
                                         ------------------------------
                                    Title: Sr. VP & Secretary
                                          -----------------------------

EXISTING LENDERS:                   NATIONSBANK, N. A.,
                                    individually in its capacity as a
                                    Lender and in its capacity as Agent

                                    By: /s/ Richard G. Parkhurst, Jr.
                                       ------------------------------
                                    Name:   Richard G. Parkhurst, Jr.
                                         ----------------------------
                                    Title:  Senior Vice President
                                          ---------------------------


                                    FIRST TENNESSEE BANK NATIONAL
                                    ASSOCIATION

                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------


NEW LENDERS:                        SOCIETE GENERALE,
                                    individually in its capacity as a
                                    Lender and in its capacity as Co-Agent

                                    By: /s/ Maureen E. Kelly
                                       -----------------------------
                                    Name:   Maureen E. Kelly
                                         ---------------------------
                                    Title:  Director
                                          --------------------------


                                    UNION PLANTERS BANK, N.A.

                                    By: /s/ Victoria E. [illegible]
                                       -----------------------------
                                    Name:   Victoria E. [illegible]
                                         ---------------------------
                                    Title:  Vice President
                                          --------------------------

                                 SCHEDULE 2.1(a)

--------------------------------------------------------------------------------
Lender                                                     Revolving Commitment
--------------------------------------------------------------------------------
NationsBank, N.A.                                               $25,000,000
Independence Center, 15th Floor
NC1-001-15-04
101 North Tryon Street
Charlotte, North Carolina  28255
Attn:    Agency Services
--------------------------------------------------------------------------------
Societe Generale                                                $20,000,000
One Montgomery St., Suite 3220
San Francisco, CA  94104
Attn:    Mary Brickley (Credit Contact)


Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, CA  90067
Attn:    Doris Yun (Operations Contact)

--------------------------------------------------------------------------------
First Tennessee Bank National Association                       $5,000,000
National Department
165 Madison Avenue
Memphis, TN  38103
Attn:    Jim Moore

--------------------------------------------------------------------------------
Union Planters Bank, N.A.                                       $5,000,000
6200 Poplar Avenue
4th Floor
Memphis, TN  38119

--------------------------------------------------------------------------------
Totals:                                                         $55,000,000
--------------------------------------------------------------------------------